THE OBERWEIS FUNDS
(The “Trust”)

Oberweis Small-Cap Value Fund

SUPPLEMENT DATED MAY 21, 2020
TO PROSPECTUS, SUMMARY PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020

IMPORTANT NOTICE

The Board of Trustees of the Trust has determined to terminate and liquidate the Oberweis Small-Cap Value Fund (the “Fund”). Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be June 30, 2020, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares. Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

Effective as of the close of business on May 21, 2020, the Fund is closed and will not accept any purchase orders. In connection with the termination of the Fund and as the Fund’s investment adviser deems appropriate, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs.

Prior to June 30, 2020, shareholders of the Fund may continue to exchange shares of the Fund for shares of the same class of any other Oberweis Fund.

For taxable shareholders, the liquidating distribution will generally be treated as a redemption of shares and such shareholders may recognize a gain or loss for federal income tax purposes. Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.